Exhibit 32.2

 CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with this Annual Report on Form 10-K of Dial Thru International Corporation (the "Company") for the fiscal year ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof ("this Report"), I, Allen Sciarillo, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to S 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: January 31, 2005             /s/ Allen Sciarillo
                                    ____________________
                                    Allen Sciarillo
                                    Chief Financial Officer